Therapeutic depletion of arginine via arginase I (AEB1102, pegzilarginase) administration inhibits tumor growth and further sensitizes the tumor to immunotherapy

Giulia Agnello, Susan E. Alters, David G. Lowe, and Scott W. Rowlinson

Aeglea BioTherapeutics, Inc., 901 S Mo Pac Expy Ste 250, Barton Oaks Plaza One, Austin TX 78746

aeglea BIOTHERAPEUTICS

Poster # 1004

Introduction

Tumor dependence on specific amino acids for survival and proliferation is well recognized and has been exploited effectively with the use of asparaginases for the treatment of acute lymphoblastic leukemia. Sensitivity of tumors to L-Arginine (L-Arg) deprivation results from a sub-optimal ability to make L-Arg as a result of decreased functional expression of one or more of the three enzymes of the L-Arg biosynthetic pathway: ornithine transcarbamylase (OTC), argininosuccinate synthase (ASS1) and argininosuccinate lyase (ASL) (Fig 1).

AEB1102 mechanism of action


L-Ornithine
+
Carbamoyl-phosphate
OTC
L-Citrulline
(+ L-Aspartic acid)
ASS
Argininosuccinate
ASL
L-Arginine
+
Fumarate
Intracellular
Extracellular
AEB1102
L-Ornithine
Urea
L-Arginine

Fig 1. AEB1102 degrades L-Arginine to L-Ornithine and Urea

Native human arginase I displays low activity and low stability in serum meaning this form of the enzyme is not a viable drug candidate. Aeglea BioTherapeutics, Inc. has developed an alternative approach using a bioengineered human PEGylated arginase I (AEB1102) with enhanced pharmacological properties. Replacement of manganese, the natural metal co-factor in native human arginase I, with cobalt confers improved catalytic activity, serum stability and L-Arg depletion in plasma, with no anti-drug antibodies detected in 27 patients treated with AEB1102 (Fig 2).

AEB1102 improved properties


A Catalytic activity
B Serum Stability
C Plasma L-Arginine levels in patients with advanced solid tumors
AEB1102
PEGylated native human arginase I

Fig 2. Pharmacological properties of AEB1102 and PEGylated native human arginase I: (A) Catalytic activity, (B) Serum stability, (C) In *vivo* L-Arg depletion in patients with advanced solid tumors

Although we and others have successfully utilized an arginine depletion approach to impart a direct tumor growth inhibitory effect through L-Arg starvation (e.g. AEB1102 single-agent efficacy in melanoma, small cell lung cancer (SCLC), large cell non-small cell lung cancer (NSCLC) and Merkel cell PDx mouse models (Fig 3)), the role of arginase I in regulating the immune system is not clear.

AEB1102 single-agent pre-clinical efficacy


Melanoma PDx model
SCLC PDx model
Vehicle
AEB1102
NSCLC (Large cell) PDx model
Merkel cell PDx model
Study still ongoing

Fig 3. AEB1102 efficacy in patient-derived xenograft (PDx) mouse models

Depending on the immune cell type, arginase I has been shown to be both immune suppressive and immune neutral[1], or immune promoting[2]. Because of these conflicting results we investigated the impact of systemic L-Arg removal on the efficacy of clinically relevant checkpoint inhibitors with different mechanisms of action.

Methods

AEB1102 was administered at a dose of 3mg/kg which results in depletion of L-Arg in serum to levels below 1 μM for ~3 days (data not shown). All syngeneic mouse models were dosed with AEB1102 alone and in combination with anti-PD-L1 (10F.9G2) or anti-CTLA4 (9D9) monoclonal antibodies (mAbs). Dosing of test compounds occurred in either freshly seeded models, referred to as <u>non-staged</u> (3 days post seeding), or in established palpable tumors, referred to as <u>staged</u> models. In one case (Fig 4B), AEB1102 dosing started prior to tumor implantation. The increased life span (ILS) was calculated to indicate the median survival time.

(ILS (%) = 100 x [(Median Survival Time of drug treated group/Median Survival Time of vehicle group) – 1] (%).)

Results

In a non-staged CT26 colon carcinoma model combination therapy of AEB1102 with anti-PD-L1 (Fig 4A) resulted in an improved survival (ILS 85%) with 13% complete responders compared to AEB1102 alone (ILS 33%) and anti-PD-L1 alone (ILS 33%). When AEB1102 was pre-dosed prior to tumor inoculation, an ILS of 129% with 37% complete responders was observed in the group treated with AEB1102 in combination with anti-PD-L1, while monotherapy with AEB1102 and anti-PDL-1 resulted in 29% and 7% ILS respectively and no complete responders (Fig 4B). When the complete responders were re-challenged with fresh CT26 cells, the tumor failed to establish, suggesting the development of an immune memory response as a result of the previously administered combination therapy of AEB1102 and anti-PD-L1.

In contrast, combination of AEB1102 with anti-CTLA4 in a non-staged CT26 model resulted in a shorter median survival time (ILS 67%) than anti-CTLA4 alone (ILS 176%) (Fig 5).

CT26: AEB1102 + anti-PD-L1 (Non-staged)


A
Complete Response
G1 0/10
G2 0/10
G3 0/11
G4 2/15 (13%)
2+6 complete responders were re-challenged
B
Complete Response
G1 0/10
G2 0/10
G3 0/10
G4 6/16 (37%)
C
G1 Vehicle
G2 AEB1102
G3 anti PD-L1 Ab
G4 AEB1102 + anti-PD-L1 Ab
G Group description
G1 Naïve mice (n=10)
G2 Complete responders (n=8)

Fig 4. Tumor volumes in a non-staged CT26 model

CT26: AEB1102 + anti-CTLA4 (Non-staged)


Vehicle + isotype control (n=10)
AEB1102 (3mg/kg, Q7Dx4, n=10)
anti-CTLA-4 Ab (10mg/kg, (Q3Dx2; 3off)x4, n=10)
AEB1102 + anti-CTLA-4 Ab (3mg/kg + 10mg/kg, Q7Dx4 + (Q3Dx2; 3off)x4, n=10)

Fig 5. Tumor volumes and survival curves in a non-staged CT26 model

In a staged MC38 colon carcinoma model combination therapy of AEB1102 with either anti-CTLA4 or anti-PD-L1 resulted in a higher ILS (68% and 55% respectively) when compared to monotherapies with anti-CTLA4 (ILS 11%), anti-PD-L1 (ILS 18%) and AEB1102 (ILS 29%) (Fig 6).

MC38: AEB1102 + anti-PD-L1/-CTLA4 (Staged)


anti-CTLA4 Ab (10mg/kg, (Q3Dx2; 3off)x6, n=10)
AEB1102 + anti-CTLA4 Ab (3mg/kg + 10mg/kg, Q7Dx6 + (Q3Dx2; 3off)x6, n=7)
*p≤0.05, **p≤0.005, ***p≤0.0005. The Holm-Sidak method, with alpha=5.000%, was used to compare tumor growth inhibition (TGI) at Day 34. The log-rank (Mantel-Cox) test was used to compare survival curves

Fig 6. Tumor volumes in a staged MC38 model

AEB1102 + Immune checkpoint inhibitors

Model	Histology	Tumor at Dosing (Staged=palpable) (Non-staged=non-palpable)	Immune Checkpoint Inhibitor	Effect on Median Survival Time: AEB1102	Effect on Median Survival Time: Checkpoint inhibitor	Effect on Median Survival Time: Combo
CT26	Colon Carcinoma	Non-palpable	Anti-PD-L1	+	+	+ + + (synergy) + (synergy)
		Palpable	Anti-PD-1	+	-	+ + (synergy) + (synergy)
		Non-palpable	Anti-CTLA4	+	+ + + + +	+ +
Lewis Lung	Lung Carcinoma	Palpable	Anti-PD-1	+ +	+	+ +
MC38	Colon Carcinoma	Palpable	Anti-PD-L1	+	-	+ + (synergy)
		Palpable	Anti-CTLA4	+	-	+ + (synergy) + (synergy)

Table 1. Summary of current results in standard immuno-oncology models (Each + symbol indicates >30% increments in ILS, i.e. + + Indicates >60% ILS. + indicates synergy).

Proposed effect of AEB1102 on IO therapy


1 Priming Phase
APC
Naïve T-cell
Inactive
Anti-CTLA4
Activated T-cell
Lymph Node
AEB1102
2 Effector Phase
Tumor Cell Death
Tumor Cell Escape
AEB1102
Tumor Cell
Anti-PD-L1
Anti-PD-1
Activated T-cell
T-cell Trafficking
T-cell Infiltration
Tumor Cells in Peripheral Tissues

Fig 7. Proposed immunomodulatory role of AEB1102

Conclusion

Collectively these results demonstrate that disrupting the L-Arg physiological balance in the tumor microenvironment inhibits tumor growth and further sensitizes the tumor to immune checkpoint inhibitors (Table 1). Interestingly, while AEB1102 was compatible with anti-PD-L1 in both staged and non-staged models, combination therapy of AEB1102 with anti-CTLA4 resulted in opposite outcomes in a non-staged model compared to a staged model. We hypothesize that (i) if the tumor is not established, L-Arg depletion negatively impacts the T-cell priming in the lymph node and spleen where anti-CTLA4 is known to act (Fig. 7); (ii) if the tumor is established and T-cell priming has already occurred, AEB1102 synergizes with anti-CTLA4. Anti-PD-1/PD-L1 inhibitors on the other hand impart their effector function directly at the tumor site (Fig. 7). Our data show that, when tumors are established, L-Arg depletion is not detrimental to immune checkpoint inhibitors, rather it enhances efficacy. Precedent for maintenance of T-cell function in absence of L-Arg has been reported[1] while arginase I activity has been shown to support metabolic and effector activity of group 2 innate lymphoid cells[2]. AEB1102 is currently in Phase I (monotherapy) clinical trials. These data open the possibility of further improving outcomes in L-Arg-dependent cancers through combination of AEB1102 with immune checkpoint inhibitors.

References [1] **Munder et al. (2013), Cytotoxicity of tumor antigen specific human T cells is unimpaired by arginine depletion PLoS One. May 23, 8(5), e63521.** [2] **Monticelli LA et al (2016), Arginase 1 is an innate lymphoid-cell-intrinsic metabolic checkpoint controlling type 2 inflammation. Nat. Immunol. 17 (6), 656-665.**

Support This study was funded by Aeglea BioTherapeutics, Inc. and the Cancer Prevention and Research Institute of Texas (Grant # DP140031).

Disclosures All authors are employees of, and have an equity interest in Aeglea BioTherapeutics, Inc.